UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2007

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 7, 2007, the registrant issued a press release containing the discussion of the restatement described in Item 4.02 below and disclosing certain information relating to each of the four quarters of 2006 and the year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. References to the registrant’s Web site in the press release do not incorporate by reference the information on the registrant’s Web site into this Current Report on Form 8-K and the registrant disclaims any such incorporation by reference.

The press release attached hereto as Exhibit 99.1 and the information contained therein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The press release shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 7, 2007, the registrant’s Board of Directors concluded, based upon the recommendation of management, that the registrant’s previously filed financial statements for the quarters ended March 31, June 30 and September 30, 2006 should be restated to correct errors the registrant discovered in its application of generally accepted accounting principles regarding the registrant’s allowance for loan repurchase losses. As a result, the registrant’s previously issued consolidated financial statements for these quarters, as well as all earnings-related press releases for those quarters, should no longer be relied upon.

Although the registrant’s full review of the legal, accounting and tax impact of the restatements is ongoing, at this time the registrant expects that, once restated, its net earnings for each of the first three quarters of 2006 will be reduced.

Revised financial statements for the periods referenced above will be included in amended Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2006. The registrant expects to file the amended Quarterly Reports on Form 10-Q as soon as practicable and prior to the filing of the registrant’s Annual Report on Form 10-K for the year ended December 31, 2006.

The registrant establishes an allowance for repurchase losses on loans sold, which is a reserve for expenses and losses that may be incurred by the registrant due to the potential repurchase of loans resulting from early payment defaults by the underlying borrowers or based on alleged violations of representations and warranties in connection with the sale of these loans. When the registrant repurchases loans, it adds the repurchased loans to its balance sheet as mortgage loans held for sale at their estimated fair values, and reduces the repurchase reserve by the amount the repurchase prices exceed the fair values. During the second and third quarters of 2006, the registrant’s accounting policies incorrectly applied Statement of Financial Accounting Standards No. 140 – Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. Specifically, the registrant did not include the expected discount upon disposition of loans when estimating its allowance for loan repurchase losses.

In addition, the registrant’s methodology for estimating the volume of repurchase claims to be included in the repurchase reserve calculation did not properly consider, in each of the first three quarters of 2006, the growing volume of repurchase claims outstanding that resulted from the increasing pace of repurchase requests that occurred in 2006, compounded by the increasing length of time between the whole loan sales and the receipt and processing of the repurchase requests.

The registrant is evaluating the impact of this matter on its internal control over financial reporting and disclosure controls and procedures for the applicable periods. The registrant expects to conclude that the errors leading to these restatements constitute material weaknesses in its internal control over financial reporting for the year ended December 31, 2006. However, the registrant has taken significant steps to remediate these weaknesses and anticipates remediating them as soon as practicable. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

The registrant’s management and the registrant’s Board of Directors and its Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP, the registrant’s independent registered public accounting firm.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws and the registrant intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to: (i) the registrant’s expectation that, once restated, its net earnings for each of the three quarters of 2006 will be reduced; (ii) the registrant’s expectation that it will file amended Quarterly Reports of Form 10-Q for the quarters ended March 31, June 30 and September 30, 2006 as soon as practicable; (iii) the registrant’s expectation that the errors leading to the restatements constitute material weaknesses in the registrant’s internal control over financial reporting for the year ended December 31, 2006; and (iv) the registrant’s expectation that it will remediate the material weaknesses in its internal control over financial reporting as soon as practicable. The registrant cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to: (i) the outcome of the registrant’s full review of the legal, accounting and tax impact of the pending restatements; (ii) the condition of the U.S. economy and financial system; (iii) the interest rate environment; (iv) the effect of increasing competition in the registrant’s sector; (v) the condition of the markets for whole loans and mortgage-backed securities; (vi) the stability of residential property values; (vii) the registrant’s ability to comply with the requirements applicable to REITs; (viii) the impact of more vigorous and aggressive enforcement actions by federal or state regulators; (ix) the registrant’s ability to grow its loan portfolio and the performance of the loans in the registrant’s loan portfolio; (x) the registrant’s ability to continue to maintain low loan acquisition costs; (xi) the potential effect of new state or federal laws and regulations; (xii) the registrant’s ability to maintain adequate credit facilities to finance its business; (xiii) the outcome of litigation or regulatory actions pending against the registrant; (xiv) the registrant’s ability to adequately hedge its residual values, cash flows and fair values; (xv) the accuracy of the assumptions regarding the registrant’s repurchase allowance and residual valuations, prepayment speeds and loan loss allowance; (xvi) the assumptions underlying the registrant’s risk management practices; (xvii) the ability of the servicing platform to maintain high performance standards; and (xviii) the execution of its forward loan sales commitments. Additional information on these and other factors is contained in the registrant’s Annual Report on Form 10-K for the year ended December 31, 2005 and the other periodic filings of the registrant with the Securities and Exchange Commission. The registrant assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated February 7, 2007, issued by New Century Financial Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

February 7, 2007	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 7, 2007, issued by New Century Financial Corporation.